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EXHIBIT 10(h)-6


FIFTH SUPPLEMENT TO THE
CAPACITY AND ENERGY SALES AGREEMENT
FROM PENNSYLVANIA POWER & LIGHT COMPANY (PP&L)
TO BALTIMORE GAS & ELECTRIC COMPANY (BG&E)

	Fifth Supplement (Fifth Supplemented Agreement) dated as of the 13th day of July, 1993 to the Capacity and Energy Sales
Agreement (Basic Agreement) dated January 28, 1988, as supplemented.

	WHEREAS, the Parties intend to amend the Basic Agreement, as supplemented, to change the rate of return on common equity thereunder to 11%.

	NOW, THEREFORE, the Parties hereby agree and covenant to amend the Basic Agreement, as supplemented, as follows:

	1. This Fifth Supplemental Agreement shall become effective on July 15, 1993, unless otherwise ordered by the Federal Energy Regulatory Commission. All terms and conditions of the Basic Agreement, as supplemented shall remain in full force and effect, unless specifically revised by this Fifth Supplemental Agreement.

	2. The only revision to the Basic Agreement, as supplemented, made by this Fifth Supplemental Agreement is that in Exhibit A subpart (B)(2) 12.75% shall be replace by 11%.

                              BALTIMORE GAS & ELECTRIC COMPANY
                                    /s/
WITNESS:                      By: ____________________________

                              Name: _Herbert D. Coss, Jr._____

_________________________     Title: Vice President
Margaret W. Krubbel


                              PENNSYLVANIA POWER & LIGHT COMPANY
                                   /s/
WITNESS:                      By: ______________________________

                              Name: _Raymond F. Suhocki_________

_________________________     Title:  Vice President-System Power
Cheryl D. Cincilla